Exhibit 99.1

Sealed Air Corporation 2415 Cascade Pointe Boulevard Charlotte, North Carolina 28208

For release:	March 27, 2017	Investor Contact: Lori Chaitman 201-712-7310	Media Contact: Ken Aurichio 917-693-5417

SEALED AIR ANNOUNCES SALE OF NEW DIVERSEY TO BAIN CAPITAL PRIVATE EQUITY

•	Announces sale of New Diversey to Bain Capital Private Equity for approximately $3.2 billion

•	Increases share repurchase program by an additional $1.5 billion

CHARLOTTE, N.C., March 27, 2017 – Sealed Air Corporation (NYSE:SEE) today announced it has entered into a definitive agreement to sell its Diversey Care division and the food hygiene and cleaning business within its Food Care division (together “New Diversey”) to Bain Capital Private Equity, a leading global private investment firm, for approximately $3.2 billion.

New Diversey will be a leading hygiene and cleaning solutions company that integrates chemicals, floor care machines, tools and equipment, with a wide range of technology based value-added services, food safety services and water and energy management. New Diversey will continue to employ approximately 8,600 people globally. Diversey Care and the related food hygiene businesses combined generated net sales of approximately $2.6 billion in 2016.

“We are pleased that New Diversey has a strong partner to support future growth initiatives and drive further expansion. Diversey Care and its related hygiene business has built an impressive innovation pipeline that includes the Internet of Clean™, robotics and AHP disinfection technologies, revamped its go-to-market strategy and significantly improved profitability,” said Jerome A. Peribere, President and Chief Executive Officer. “New Sealed Air, a leading provider of food, product and medical packaging solutions, will continue to focus on accelerating profitable growth and generating strong cash flow through end market opportunities and the global adoption of new products and solutions. Sealed Air’s advanced product portfolio is designed to reduce waste, conserve resources and provide product security, and deliver unique and measurable value to customers and the planet.”

“Diversey has a long track record of leadership in the hygiene and cleaning solutions market on a global basis,” said Ken Hanau, a Managing Director at Bain Capital Private Equity. “We are excited to partner with the talented team at Diversey to grow across key market verticals and geographies while investing in innovative hygiene solutions. Bain Capital’s integrated global platform and strong growth orientation are well aligned with the strategic vision for Diversey.”

Upon closing of the transaction, Sealed Air expects to use the proceeds to repay debt and maintain its net leverage ratio in the range of 3.5 to 4.0 times, repurchase shares to minimize earnings dilution, and fund core growth initiatives, including potential complementary acquisitions to its Food Care and Product Care divisions.

Sealed Air’s Board of Directors has authorized an increase of the share repurchase program by an additional $1.5 billion of Sealed Air common stock. With this increase, the total authorization for future repurchases under the program is approximately $2.2 billion. The Board has also determined that Sealed Air will maintain its quarterly cash dividend of $0.16 per common share while the Company reduces earnings dilution. Following past practices, the Board will continue to evaluate the quarterly cash dividend annually.

The sale of New Diversey is expected to close in the second half of 2017, and is subject to certain regulatory approvals and customary closing conditions. The Acquisition includes a formal offer to acquire certain of Diversey’s business in France and the Netherlands, which may be accepted following Works Council consultation. The results of operations of New Diversey will be reported as discontinued operations beginning in the first quarter of 2017. Sealed Air is tentatively scheduled to report its first quarter 2017 results on May 9, 2017.

Citi is acting as financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP as legal advisor to Sealed Air. Barclays and RBC Capital Markets LLC are serving as financial advisors and Kirkland & Ellis LLP is serving as legal counsel to Bain Capital Private Equity. Credit Suisse and Goldman Sachs together with Barclays, BofA Merrill Lynch, HSBC, RBC Capital Markets, and SunTrust Robinson Humphrey are providing committed financing for the transaction.

Peribere and Carol P. Lowe, Senior Vice President and CFO, will host an investor conference call to discuss highlights of the transaction on March 27, 2017 at 11:00 a.m. (ET). The conference call will be webcast live on the Investor Relations home page at www.sealedair.com/investors. A replay of the webcast will also be available thereafter. Investors who cannot access the webcast may listen to the conference call live via telephone by dialing (855) 472-5411 (domestic) or (330) 863-3389 (international) and use the participant code 95564160.

About Sealed Air

Sealed Air Corporation creates a world that feels, tastes and works better. In 2016, the Company generated revenue of approximately $6.8 billion by helping our customers achieve their sustainability goals in the face of today’s biggest social and environmental challenges. Our portfolio of widely recognized brands, including Cryovac® brand food packaging solutions, Bubble Wrap® brand cushioning and Diversey® cleaning and hygiene solutions, enables a safer and less wasteful food supply chain, protects valuable goods shipped around the world, and improves health through clean environments. Sealed Air has approximately 23,000 employees who serve customers in 171 countries. To learn more, visit www.sealedair.com.

About Bain Capital

Bain Capital Private Equity (www.baincapitalprivateequity.com) has partnered closely with management teams to provide the strategic resources that build great companies and help them thrive since our founding in 1984. Our team of more than 220 investment professionals creates value for our portfolio companies through our global platform and depth of expertise in key vertical industries, including industrials, consumer/retail, financial and business services, healthcare, and technology, media and telecommunications. In addition to private equity, Bain Capital invests across asset classes including credit, public equity and venture capital, and leverages the firm’s shared platform to capture opportunities in strategic areas of focus.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the tax benefits associated with the Settlement agreement (as defined in our 2016 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, the success of the separation of the Diversey Care and related hygiene business, the success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the success of new product offerings, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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